UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2025

Clearside Biomedical, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37783	45-2437375
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 North Point Parkway Suite 200
Alpharetta, Georgia		30005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (678) 270-3631

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CLSD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on February 7, 2025, Clearside Biomedical, Inc. (the “Company”) received a notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the listing of its common stock was not in compliance with Nasdaq Listing Rule 5450(a)(1) for continued listing on the Nasdaq Global Market, as the minimum bid price of the Company’s common stock was less than $1.00 per share for the previous 30 consecutive business days (the “Minimum Bid Price Requirement”). As the Company did not regain compliance with the Minimum Bid Price Requirement within the 180-calendar day grace period set forth by Listing Rule 5810(c)(3)(A), by August 6, 2025, Nasdaq notified the Company by letter dated August 11. 2025, that the Company’s securities are subject to delisting from Nasdaq (the “Staff Determination”) unless the Company timely requests a hearing before a Nasdaq Hearings Panel (the “Panel”).

The Company intends to timely request a hearing before the Panel. The hearing request will automatically stay any suspension or delisting of the Company’s securities and, as a result, the Company expects that its common stock will continue to be listed and traded on Nasdaq pending the conclusion of the hearings process.

Pursuant to Listing Rule 5810(c)(3)(H), in order to regain compliance with the Minimum Bid Price Requirement, the closing minimum bid price of the Company’s common stock must be at least $1.00 per share for at least 10 consecutive business days and up to 20 consecutive business days, at Nasdaq staff’s discretion. On August 4, 2025, the Company filed a proxy statement seeking approval by its stockholders to effect a reverse split (the “Reverse Stock Split”) of the Company’s outstanding common stock at a ratio ranging from 1-for-5 and 1-for-15 in order to regain compliance with the Minimum Bid Price Requirement.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 10, 2025, Anthony Gibney provided notice to the Board of his resignation as Chairperson and as a member of the Board, effective August 11, 2025. Mr. Gibney was recently appointed as the Chief Financial and Business Officer of Aura Biosciences, Inc. Mr. Gibney’s resignation is not the result of any dispute or disagreement with the Company or the Board on any matter relating to the operations, policies or practices of the Company. The Company thanks Mr. Gibney for his contributions to the Company.

On August 13, 2025, the Board appointed Clay B. Thorp, a current member of the Board, to succeed Mr. Gibney as Chairperson of the Board, effective immediately.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included in this Current Report, including statements about the Company’s beliefs and expectations, are “forward-looking statements” and should be evaluated as such. Forward-looking statements may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “suggest,” “will,” and similar expressions. Forward-looking statements in this Current Report include, without limitation, statements regarding the Company’s ability to regain or maintain compliance with the Minimum Bid Price Requirement. The Company has based these forward-looking statements on its current expectations and projections about future events. Forward-looking statements are subject to and involve risks, uncertainties, and assumptions that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements predicted, assumed or implied by such forward-looking statements, including, without limitation, risks, uncertainties and assumptions related to the trading price of the Common Stock, as well as the risks disclosed under Item 1A, “Risk Factors,” in the Company’s most recently Annual Report on Form 10-K filed with the Securities and Exchange Commission, as updated by the Company’s subsequently filed Quarterly Reports on Form 10-Q. This Current Report speaks as of the date indicated above. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. The Company expressly disclaims any obligation to update or revise any forward-looking statements found herein to reflect any future changes in the Company’s expectations of results or any future change in events, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2025	CLEARSIDE BIOMEDICAL, INC.

	By:	/s/ Charles A. Deignan
	Name:	Charles A. Deignan
	Title:	Chief Financial Officer